NOTE 7 - NOTE PAYABLE	28 Months Ended
Mar. 31, 2013
Notes to Financial Statements
NOTE 7 - NOTE PAYABLE

NOTE

NOTE PAYABLE

In July 2011, the Company entered into a $1,400,000 note agreement with the City of North Vernon, Indiana. Interest accrues at 5.5% and the note matures on August 1, 2016. As of March 31, 2013 and December 31, 2012 and 2011, the full amount of the note was outstanding.

Interest and principal payments are expected to be paid as follows:

2013	$234,303
2014	234,303
2015	234,303
2016	$1,182351

The Company was unable to pay the interest and principal payments due on August 1, 2012 and is in default of such payment.  The Company was able to negotiate payment terms with the City of North Vernon, Indiana, which allowed the Company to delay scheduled repayments of the loan

In May 2013, the Company made a $25,000 principal payment.